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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                         ------------------------------

                                    FORM 8-K




                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): May 31, 2000




                              THE TITAN CORPORATION
                  (Exact name of registrant as specified in its
                                    charter)




           Delaware                      001-06035               95-2588754
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(State or other jurisdiction of      (Commission File         (I.R.S. Employer
incorporation or organization)            Number)            Identification No.)




       3033 Science Park Road San Diego, California               92121-1199
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        (Address of principal executive offices)                  (Zip Code)




       Registrant's telephone number, including area code: (858) 552-9500




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 Item 5.  Other Events

         On May 31, 2000, The Titan Corporation ("Titan") signed a definitive agreement to acquire, subject to regulatory approvals, the outstanding stock of SenCom Corporation through a cash transaction. A copy of the press release dated June 1, 2000 is attached hereto as Exhibit 99.1 and incorporated herein by reference. On June 7, 2000, Titan completed the acquisition of the outstanding stock of SenCom Corporation.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (c)           Exhibits.

99.1     Press Release, dated June 1, 2000.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE TITAN CORPORATION


Date:  June 21, 2000                    By:  /s/ Nicholas J. Costanza, Esq.
                                           -------------------------------------
                                                 Nicholas J. Costanza, Esq.
                                                 Secretary and General Counsel


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